Earnings Per Common Share Attributable to Common Shareholders - Diluted Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
EPS Numerator-Diluted
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 9,490		$ 8,355		$ 8,287
Discontinued operations-net of tax	5,080	[1]	1,654	[1]	(30)	[1]
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$ 14,570		$ 10,009		$ 8,257

[1]	Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).